                                                                    Exhibit 99.2

                      LEXINGTON CORPORATE PROPERTIES TRUST

                         SUPPLEMENTAL REPORTING PACKAGE

                  For the nine months ended September 30, 2003




                                TABLE OF CONTENTS

I.         Income Statements.............................................      1
II.        Balance Sheets................................................      2
III.       Property Holdings.............................................      3
IV.        Properties by Location........................................     11
V.         Lease Rollover Schedules......................................     12
VI.        Mortgages and Notes Payable...................................     14
VII.       Revenue by Tenant Industry....................................     18
VIII.      Other Revenue Data............................................     19

                      LEXINGTON CORPORATE PROPERTIES TRUST
                          AND CONSOLIDATED SUBSIDIARIES

                        CONSOLIDATED STATEMENTS OF INCOME
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)




                                                                    THREE MONTHS ENDED            NINE MONTHS ENDED
                                                                      SEPTEMBER 30,                 SEPTEMBER 30,
                                                                   2003           2002           2003           2002
                                                                 --------       --------       --------       --------
Revenues:
     Rental                                                      $ 28,651       $ 23,130       $ 82,673       $ 68,217
     Equity in earnings of non-consolidated entities                1,325          1,468          3,900          3,831
     Advisory fees                                                    273             --            953             --
     Interest and other                                               862            294          1,512          1,294
                                                                 --------       --------       --------       --------
                                                                   31,111         24,892         89,038         73,342
                                                                 --------       --------       --------       --------
Expenses:
     Interest                                                       8,205          8,392         26,857         24,662
     Debt satisfaction charges                                         --             --          7,685             --
     Depreciation                                                   6,960          5,218         20,113         15,403
     General and administrative                                     2,648          1,359          7,399          4,122
     Property operating                                             1,163            496          2,818          1,744
     Amortization                                                     557            481          1,601          1,425
                                                                 --------       --------       --------       --------
                                                                   19,533         15,946         66,473         47,356
                                                                 --------       --------       --------       --------

Income from continuing operations before minority interests        11,578          8,946         22,565         25,986
Minority interests                                                  1,654          1,452          2,840          4,200
                                                                 --------       --------       --------       --------
Income from continuing operations                                   9,924          7,494         19,725         21,786
                                                                 --------       --------       --------       --------

Discontinued operations:
     Income from discontinued operations                               38            113            340            645
     Gains on sales of properties                                      --             39          1,143          1,055
                                                                 --------       --------       --------       --------
     Total discontinued operations                                     38            152          1,483          1,700
                                                                 --------       --------       --------       --------
Net income                                                          9,962          7,646         21,208         23,486
Dividends attributable to preferred shares - Series A                  --             --             --           (693)
Dividends attributable to preferred shares - Series B              (1,590)            --         (1,802)            --
                                                                 --------       --------       --------       --------
Net income allocable to common shareholders                      $  8,372       $  7,646       $ 19,406       $ 22,793
     Depreciation and amortization                                  7,109          5,261         20,330         15,636
     Minority interests-OP Units                                    1,603          1,422          2,704          4,108
     Amortization of leasing commissions                              206            174            606            522
     Joint venture adjustment-depreciation                            978          1,173          2,867          3,399
     Gains on sales of properties                                      --            (39)        (1,143)        (1,055)
     Series A preferred dividends                                      --             --             --            693
                                                                 --------       --------       --------       --------
Funds from operations                                            $ 18,268       $ 15,637       $ 44,770       $ 46,096
                                                                 ========       ========       ========       ========

Rent below GAAP revenue(1)                                       $    868       $    526       $  3,018       $  1,752
                                                                 ========       ========       ========       ========

Per share/unit
     Basic net income                                            $   0.24       $   0.28       $   0.60       $   0.87
     Diluted net income                                          $   0.24       $   0.28       $   0.58       $   0.85
     Funds from operations(2)-basic                              $   0.46       $   0.48       $   1.18       $   1.44
     Funds from operations(2)-diluted                            $   0.45       $   0.48       $   1.18       $   1.43

                      LEXINGTON CORPORATE PROPERTIES TRUST
                          AND CONSOLIDATED SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                             (DOLLARS IN THOUSANDS)


                                                  09/30/03           12/31/02
                                                  --------           --------
Real estate, at cost                            $  1,083,759       $    913,370
Accumulated depreciation                            (155,619)          (134,220)
Investment in non-consolidated entities               55,930             54,261
Cash and cash equivalents                             12,505             12,097
Deferred assets                                        8,830              8,168
Rent receivable - current                                 --              3,535
Rent receivable - deferred                            23,426             20,115
Other assets                                          26,437             25,145
                                                ------------       ------------
                                                $  1,055,268       $    902,471
                                                ============       ============

Mortgages and notes payable                     $    497,816       $    491,517
Other liabilities                                     16,230             17,323
Prepaid rent                                           3,646                 --
Minority interests                                    54,345             56,846
Shareholders' equity                                 483,231            336,785
                                                ------------       ------------
                                                $  1,055,268       $    902,471
                                                ============       ============

Common shares                                     35,246,803         30,030,048
Preferred shares-Series B                          3,160,000                 --
Operating partnership units                        5,198,691          5,257,365
                                                ------------       ------------
                                                  43,605,494         35,287,413
                                                ============       ============

(1) Equal to the difference between rents collected and straight-line rental income recognized under generally accepted accounting principles.

(2) The Company believes that Funds From Operations ("FFO") enhances an investor's understanding of the Company's financial condition, results of operations and cash flows. The Company believes that FFO is an appropriate, but limited, measure of the performance of an equity REIT. FFO is defined in the October 1999 "White Paper" issued by the National Association of Real Estate Investment Trusts, Inc. ("NAREIT") as "net income (or loss) computed in accordance with generally accepted accounting principles ("GAAP"), excluding gains (or losses) from sales of property, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures." FFO should not be considered an alternative to net income as an indicator of operating performance or to cash flows from operating activities as determined in accordance with GAAP, or as a measure of liquidity to other consolidated income or cash flow statement data as determined in accordance with GAAP.

                      LEXINGTON CORPORATE PROPERTIES TRUST
                         SUPPLEMENTAL REPORTING PACKAGE
                                PROPERTY HOLDINGS
                                    09/30/03

                                                          YTD           YTD                    LEASE
                                                       2003 CASH    2003 RENTAL               MATURITY
                                                        REVENUE       REVENUE       SQUARE      DATE
PROPERTY LOCATION         TENANT (GUARANTOR)             ($000)       ($000)       FOOTAGE    (MO/YR)
-----------------         ------------------             ------       ------       -------    -------
OFFICE

295 Chipeta Way           Northwest Pipeline Corp.      $  6,580     $  6,580      295,000      9/09
Salt Lake City, UT

1600 Viceroy Drive        VarTec Telecom, Inc.             2,417        2,614      249,452      9/15
Dallas, TX

9950 Mayland Drive        Circuit City Stores, Inc.        2,145        2,094      288,562      2/10
Richmond, VA

2750 Monroe Boulevard     Quest Diagnostics, Inc.(2)       1,702        1,916      109,281      4/11
Valley Forge, PA

1301 California Circle    Artesyn North America, Inc.      2,032        1,911      100,026     12/05
Milpitas, CA              (Balfour Beatty plc)

700 Oakmont Lane          North American Van                  --        1,887      269,715     11/15
Westmont, IL              Lines, Inc. (SIRVA,
                          Inc.)(3) (4)

3476 Stateview Boulevard  Wells Fargo Home                 1,860        1,860      169,083      1/13
Fort Mill, SC             Mortgage (5) (6)

13651 McLearen Road       Boeing North American            1,924        1,857      159,664      5/08
Herndon, VA               Services, Inc.
                          (The Boeing Company)

2211 South 47th Street    Avnet, Inc.                      1,751        1,851      176,402     11/07
Phoenix, AZ

4200 RCA Boulevard        The Wackenhut Corp.(8)           1,622        1,609      114,518      2/11
Palm Beach Gardens, FL

200 Executive Blvd. S     Hartford Fire Insurance Co.      1,624        1,506      153,364     12/05
Southington, CT

19019 No. 59th Avenue     Honeywell, Inc.                  1,501        1,485      252,300      7/06
Glendale, AZ

3615 North 27th Avenue    Bank One, Arizona, N.A.          1,425        1,425      179,280     11/03
Phoenix, AZ

401 Elm Street            Lockheed Martin Corp.            1,402        1,402      126,000     12/06
Marlborough, MA           (Honeywell, Inc.)

26210 and 26220           Apria Healthcare Group,          1,201        1,344      100,012      1/12
Enterprise Court          Inc.
Lake Forest, CA

5600 Broken Sound Blvd    Oce Printing Systems             1,192        1,330      143,290      2/20
Boca Raton, FL            USA, Inc.

9275 S.W. Peyton Lane     Hollywood Entertainment          1,101        1,149      122,853     11/08
Wilsonville, OR           Corp.

160 Clairemont Avenue     Allied Holdings, Inc.            1,160        1,147      112,248     12/07
Decatur, GA

10419 North 30th Street   Time Customer Service, Inc.      1,024        1,057      132,981      7/10
Tampa, FL                 (Time, Inc.)

                      LEXINGTON CORPORATE PROPERTIES TRUST
                         SUPPLEMENTAL REPORTING PACKAGE
                                PROPERTY HOLDINGS
                                    09/30/03

                                                          YTD           YTD                    LEASE
                                                       2003 CASH    2003 RENTAL               MATURITY
                                                        REVENUE       REVENUE       SQUARE      DATE
PROPERTY LOCATION         TENANT (GUARANTOR)             ($000)       ($000)       FOOTAGE    (MO/YR)
-----------------         ------------------             ------       ------       -------    -------
250 Rittenhouse Circle    Jones Apparel Group                922        1,039       255,019     3/13
Bristol, PA               USA, Inc.
                          (Jones Apparel Group,
                          Inc.) (1)

400 Butler Farm Road      Nextel Communications of           929          977       100,632    12/09
Hampton, VA               the Mid-Atlantic, Inc.
                          (Nextel Finance Company)

13430 N. Black Canyon     Bull HN Information                803          814       137,058    10/05
Freeway                   Systems, Inc.
Phoenix, AZ

180 Rittenhouse Circle    Jones Apparel Group                652          728        96,000     7/13
Bristol, PA               USA, Inc.
                          (Jones Apparel Group,
                          Inc.)

2300 Litton Lane          Fidelity Corporate                 674          724        81,744     4/04
Hebron, KY                Real Estate, LLC

16275 Technology Drive    Cymer, Inc.                        626          666        65,755     1/10
San Diego, CA             (Hewlett-Packard)

2401 Cherahala Boulevard  Advance PCS, Inc.                  426          616        59,748     5/13
Knoxville, TN

421 Butler Farm Road      Nextel Communications of           521          539        56,515     1/10
Hampton, VA               the Mid-Atlantic, Inc.
                          (Nextel Finance Company)

12000 Tech Center Drive   Kelsey-Hayes Company               527          509        80,230     4/07
Livonia, MI

701 Brookfield Parkway    Verizon Wireless (10)              322          350       192,884     1/12
Greenville, SC

1440 East 15th Street     Cox Communications, Inc.           301          342        28,591     9/16
Tucson, AZ

250 Turnpike Road         Honeywell Consumer                 324          324        57,698     9/15
Southborough, MA          Products

183 Plains Road           IKON Office Solutions, Inc.        253          253        27,360    12/04
Milford, CT

100 Wood Hollow Drive     Greenpoint Mortgage                176          202       124,600     7/11
Novato, CA                Funding, Inc. (9)

70 Valley Stream Parkway  IKON Office Solutions, Inc.         48           50       106,855     9/13
Malvern, PA

                                                       ---------     --------     ---------
                          SUBTOTAL                     $  41,167     $ 44,157     4,724,720
                                                       ---------     --------     ---------

                      LEXINGTON CORPORATE PROPERTIES TRUST
                         SUPPLEMENTAL REPORTING PACKAGE
                                PROPERTY HOLDINGS
                                    09/30/03

                                                          YTD           YTD                    LEASE
                                                       2003 CASH    2003 RENTAL               MATURITY
                                                        REVENUE       REVENUE       SQUARE      DATE
PROPERTY LOCATION         TENANT (GUARANTOR)             ($000)       ($000)       FOOTAGE    (MO/YR)
-----------------         ------------------             ------       ------       -------    -------
INDUSTRIAL

541 Perkins Jones Road    Kmart Corp.                   $  7,020     $  6,699     1,700,000     9/07
Warren, OH

3501 West Avenue H        Michaels Stores, Inc.            2,413        2,478       762,775     9/19
Lancaster, CA

8305 SE 58th Avenue       Associated Grocers of            1,404        1,679       668,034    12/18
Ocala, FL                 Florida, Inc.

6345 Brackbill Boulevard  Exel Logistics, Inc.             1,528        1,389       507,000     3/12
Mechanicsburg, PA         (NFC plc)

159 Farley Drive          Harbor Freight Tools             1,231        1,359       474,473    12/16
Dillon, SC                (Central Purchasing,
                          Inc.)

590 Ecology Lane          Owens Corning                    1,214        1,214       193,891    12/20
Chester, SC

4425 Purks Road           Lear Technologies LLC            1,054        1,024       183,717     7/06
Auburn Hills, MI          (Lear Corporation)
                          (General Motors Corp.)

6 Doughten Road           Exel Logistics, Inc.             1,020        1,012       330,000    11/06
New Kingston, PA          (NFC plc)

6500 Adelaide Court       Anda Pharmaceuticals, Inc.         626          905       354,676     4/12
Groveport, OH             (Andrx Corporation)

3102 Queen Palm Drive     Time Customer Service, Inc.        713          757       229,605     7/10
Tampa, FL                 (Time, Inc.)

2280 Northeast Drive      Ryder Integrated                   748          753       276,480     7/12
Waterloo, IA              Logistics, Inc.
                          (Ryder Systems, Inc.)

245 Salem Church Road     Exel Logistics, Inc.               757          750       252,000    11/06
Mechanicsburg, PA         (NFC plc)

200 Arrowhead Drive       Owens Corning                      674          739       400,522     5/09
Hebron, OH

12025 Tech Center Drive   Kelsey-Hayes Company               731          719       100,000     4/07
Livonia, MI

3600 Southgate Drive      Sygma Network, Inc.                700          700       149,500    10/15
Danville, IL

46600 Port Street         Johnson Controls, Inc.             634          634       134,160    12/06
Plymouth, MI

1133 Poplar Creek Road    Corporate Express Office           566          607       196,946     1/14
Henderson, NC             Products, Inc.
                          (Buhrmann, N.V.)

222 Tappan Drive North    The Gerstenslager Company          505          500       296,720     5/05
Mansfield, OH             (Worthington Industries)

                      LEXINGTON CORPORATE PROPERTIES TRUST
                         SUPPLEMENTAL REPORTING PACKAGE
                                PROPERTY HOLDINGS
                                    09/30/03

                                                          YTD           YTD                    LEASE
                                                       2003 CASH    2003 RENTAL               MATURITY
                                                        REVENUE       REVENUE       SQUARE      DATE
PROPERTY LOCATION         TENANT (GUARANTOR)             ($000)       ($000)       FOOTAGE    (MO/YR)
-----------------         ------------------             ------       ------       -------    -------
34 East Main Street       Exel Logistics, Inc.               495          490       179,200    11/06
New Kingston, PA          (NFC plc)

450 Stern Street          Johnson Controls, Inc.             480          480       111,160    12/06
Oberlin, OH

191 Arrowhead Drive       Owens Corning                      433          449       250,410     2/10
Hebron, OH

109 Stevens Street        Unisource Worldwide, Inc.          406          441       168,800     9/09
Jacksonville, FL

904 Industrial Road       Tenneco Automotive                 443          437       195,640     8/05
Marshall, MI              Operating Company, Inc.
                          (Tenneco Automotive,
                          Inc.)

128 Crews Drive           Stone Container Corporation        380          428       185,961     8/12
Columbia, SC

7150 Exchequer Drive      Corporate Express Office           260          276        65,043    10/13
Baton Rouge, LA           Products, Inc.
                          (Buhrmann, N.V.)

324 Industrial Park Road  SKF USA, Inc.                      272          272        72,868    12/14
Franklin, NC

187 Spicer Drive          Dana Corporation                   259          256       148,000     8/07
Gordonsville, TN

7500 Chavenelle Road      The McGraw-Hill                    219          247       330,988     6/17
Dubuque, IA               Companies, Inc.

1700 47th Avenue North    Owens Corning                      245          245        18,620     6/15
Minneapolis, MN

300 McCormick Road        Ameritech Services, Inc.           191          191        20,000     5/05
Columbus, OH

43955  Plymouth Oaks      Tower Automotive                   147          147       290,133    10/12
Boulevard                 Products Company
Plymouth, MI              (Tower Automotive, Inc.)

1601 Pratt Avenue         Tenneco Automotive                 121          123        53,600     8/05
Marshall, MI              Operating Company, Inc.
                          (Tenneco Automotive,
                          Inc.)

3350 Miac Cove Road       Mimeo.com, Inc.                    131          114       141,359     10/09
Memphis, TN


                                                       ---------     --------     ---------
                          SUBTOTAL                      $ 28,020     $ 28,514     9,442,281
                                                       ---------     --------     ---------

                      LEXINGTON CORPORATE PROPERTIES TRUST
                         SUPPLEMENTAL REPORTING PACKAGE
                                PROPERTY HOLDINGS
                                    09/30/03

                                                          YTD           YTD                    LEASE
                                                       2003 CASH    2003 RENTAL               MATURITY
                                                        REVENUE       REVENUE       SQUARE      DATE
PROPERTY LOCATION         TENANT (GUARANTOR)             ($000)       ($000)       FOOTAGE    (MO/YR)
-----------------         ------------------             ------       ------       -------    -------
RETAIL

2655 Shasta Way           Fred Meyer, Inc.              $    757      $  757        178,204     3/08
Klamath Falls, OR

35400 Cowan Road          Sam's Real Estate                  729         729        102,826     1/09
Westland, MI              Business Trust

Fort Street Mall, King    Liberty House, Inc.                722         729         85,610     9/09
Street
Honolulu, HI

150 N.E. 20th Street      Fred Meyer, Inc.                   715         715        118,179     5/11
Newport, OR

12235 N. Cave Creek       Bally's Health & Tennis            588         616         36,556     6/08
Phoenix, AZ               Corporation

4733 Hills & Dales Road   Scandinavian Health Spa,           524         514         37,214    12/08
Canton, OH                (Bally Total Fitness
                          Corp.)

24100 Laguna Hills Mall   Federated Department               507         505        160,000     1/06
Laguna Hills, CA          Stores, Inc.

1160 White Horse Road     Physical Fitness Centers           615         505         31,750     7/07
Voorhees, NJ              of Philadelphia,  Inc.
                          (Bally Total Fitness
                          Corp.)

7111 Westlake Terrace     The Home Depot USA,                579         486         95,000     4/06
Bethesda, MD              Inc. (7)

5917 S. La Grange Road    Bally Total Fitness Corp.          495         406         25,250     7/07
Countryside, IL

4831 Whipple Avenue,      Best Buy Co., Inc.                 349         349         46,350     2/18
N.W.
Canton, OH

3711 Gateway Drive        Kohl's Dept. Stores, Inc.          326         347         76,164     1/15
Eau Claire, WI

12535 S.E. 82nd Avenue    Toys "R" Us, Inc.                  323         318         42,842     5/06
Clackamas, OR

5801 Bridge Street        Champion Fitness IV, Inc.          383         315         24,990     8/07
DeWitt, NY                (Bally Total Fitness
                          Corp.)

399 Peach Wood Centre     Best Buy Co., Inc.                 296         296         45,800     2/18
Drive
Spartanburg, SC

18601 Alder Wood Mall     Toys "R" Us, Inc.                  298         293         43,105     5/06
Boulevard
Lynwood, WA

                      LEXINGTON CORPORATE PROPERTIES TRUST
                         SUPPLEMENTAL REPORTING PACKAGE
                                PROPERTY HOLDINGS
                                    09/30/03

                                                          YTD           YTD                    LEASE
                                                       2003 CASH    2003 RENTAL               MATURITY
                                                        REVENUE       REVENUE       SQUARE      DATE
PROPERTY LOCATION         TENANT (GUARANTOR)             ($000)       ($000)       FOOTAGE    (MO/YR)
-----------------         ------------------             ------       ------       -------    -------

7272 55th Street          Circuit City Stores, Inc.          290          282         45,308   10/08
Sacramento, CA

6910 S. Memorial Highway  Toys "R" Us, Inc.                  273          268         43,123    5/06
Tulsa, OK

2275 Browns Bridge Road   Wal-Mart Stores, Inc.              246          246         89,199    1/09
Gainesville, GA

6405 South Virginia       Comp USA, Inc.                     251          244         31,400   12/08
Street
Reno, NV

7055 Highway 85 South     Wal-Mart Stores, Inc.              224          224         81,911    1/11
Riverdale, GA

5055 West Sahara Avenue   Circuit City Stores, Inc.          214          208         36,053   12/08
Las Vegas, NV

9580 Livingston Road      GFS Realty, Inc.                   306          205        107,337    2/14
Oxon Hill, MD             (Giant Food, Inc.)

A1 21 South               Wal-Mart Real Estate               187          187         56,132    1/09
Jacksonville, AL          Business Trust

121 South Center Street   Greyhound Lines, Inc.              151          151         17,000   12/09
Stockton, CA

2401 Wooton Parkway       GFS Realty, Inc.                   168          114         51,682    4/17
Rockville, MD             (Giant Food, Inc.)

6475 Dobbin Road          Offenbacher Aquatics,               64          104         17,100    4/13
Columbia, MD              Inc
                          Haverty Furniture                   --           --         46,724    9/24
                          Companies, Inc.

2832 Chandler Mountain    Circuit City                        76           76          9,300   11/06
Road                      Stores, Inc.
Lynchburg, VA

                                                        --------     --------     ----------
                          SUBTOTAL                      $ 10,656     $ 10,189      1,782,109
                                                        --------     --------     ----------

                                                        --------     --------     ----------
                          GRAND TOTAL                   $ 79,843     $ 82,860     15,949,110
                                                        --------     --------     ----------


(1) Tenant can cancel lease on 03/26/08 with 12 months notice and payment of $1,392.

(2)      Expense stop on this property is $393 per annum.

(3) The Company is responsible for real estate taxes for the first year of the lease which are estimated to be $348.

(4) Tenant can cancel lease on 11/30/13 with 12 months notice and a payment of $1,300.

(5) Expense stop to be determined on first year anniversary. The Company is responsible for actual expenses from 01/01/03 through 12/31/03 (first year anniversary).

(6) Tenant has the right to contract leased space by 27,000 square feet on 01/31/08 with six months notice and a payment estimated to be $696.

         In addition, the tenant can cancel lease on 01/31/10 with twelve months notice and a payment estimated to be $3,968.

(7)      The Company has a 33.85% economic interest in this property.

(8) This is a modified gross lease. Annual net operating expenses for which the company is responsible approximates $485.

(9)      Expense stop on this property is $917 per annum.

(10)     Expense stop on this property is $112 per annum.

                      LEXINGTON CORPORATE PROPERTIES TRUST
                         SUPPLEMENTAL REPORTING PACKAGE
                          JOINT VENTURE PROPERTY CHART
                                    09/30/03

                                                                  YTD             YTD                           LEASE
                                                               2003 CASH      2003 RENTAL                     MATURITY
                                                                REVENUE         REVENUE          SQUARE         DATE
PROPERTY LOCATION             TENANT (GUARANTOR)                 ($000)         ($000)          FOOTAGE        (MO/YR)
-----------------             ------------------                 ------         ------          -------        -------
OFFICE
389-399 Interpace Highway     Aventis Pharmaceuticals, Inc     $   5,883       $   6,365         340,240         1/10
Morris Corporate Center IV    (Pharma Holdings GmbH)(1)
Parsippany, NJ

17 Technology Circle          Blue Cross Blue Shield               4,811           5,198         456,304         9/09
Columbia, SC                  of South Carolina Inc.(2)

6555 Sierra Drive             True North Communications            3,007           3,187         247,254         1/10
Irving, TX                    Inc.(1)

15375 Memorial Drive          Vastar Resources, Inc.(1)            2,578           2,578         327,325         9/09
Houston, TX

10300 Kincaid Drive           Bank One Indiana, N.A.(1)(4)         2,388           2,465         193,000        10/09
Fishers, IN

600 International Parkway     First USA Management                 2,107           2,191         125,155         9/09
Lake Mary, FL                 Services, Inc.(1)(3)

550 International Parkway     First USA Management                 2,030           2,115         125,920         9/09
Lake Mary, FL                 Services, Inc.(1)(3)

2000 Eastman Drive            Structural Dynamic                   1,988           2,092         212,836         4/11
Milford, OH                   Research Corp.(1)

14040 Park Center Road        NEC America, Inc.(1)                 1,380           1,519         108,000         7/09
Herndon, VA

3701 Corporate Drive          Motorola, Inc.(1)                    1,364           1,364         119,829        12/16
Farmington Hills, MI

2210 Enterprise Drive         Washington Mutual                    1,198           1,274         177,747         6/08
Florence, SC                  Home Loan, Inc.(5)
                                                               -----------------------------------------
                              SUBTOTAL OFFICE                  $  28,734       $  30,348       2,433,610
                                                               -----------------------------------------

                      LEXINGTON CORPORATE PROPERTIES TRUST
                         SUPPLEMENTAL REPORTING PACKAGE
                          JOINT VENTURE PROPERTY CHART
                                    09/30/03

                                                                  YTD             YTD                        LEASE
                                                               2003 CASH      2003 RENTAL                   MATURITY
                                                                REVENUE         REVENUE          SQUARE       DATE
PROPERTY LOCATION             TENANT (GUARANTOR)                 ($000)         ($000)          FOOTAGE      (MO/YR)
-----------------             ------------------                 ------         ------          -------      -------
INDUSTRIAL
101 Michelin Drive            TNT Logistics North              $   2,327       $   2,420       1,164,000      8/12
Laurens, SC                   America, Inc.
                              (TPG N.V.) (1)

7111 Crabb Road               TNT Logistics North                  1,558           1,621         752,000      8/12
Temperance, MI                America, Inc.
                              (TPG N.V.) (1)

291 Park Center Drive         Kraft Foods North                    1,065           1,136         344,700      6/11
Winchester, VA                America, Inc. (1)
                                                               -----------------------------------------
                              SUBTOTAL INDUSTRIAL              $   4,950       $   5,177       2,260,700
                                                               -----------------------------------------
                                                               $  33,684       $  35,525       4,694,310
                                                               -----------------------------------------

(1)   The Company has a 33-1/3% economic interest in this property.

(2)   The Company has a 40% economic interest in this property.

(3)   Cumulative expense stop on these properties is $1,264 per annum.

(4)   Expense stop on this property is $768 per annum.

(5)   The Company has a 22.73% economic interest in this property.

                    THE LEXINGTON CORPORATE PROPERTIES TRUST
                         SUPPLEMENTAL REPORTING PACKAGE
                             PROPERTIES BY LOCATION
                                    09/30/03

                                                                            HISTORICAL 9-MONTHS
                                                                         ENDED SEPTEMBER 30, 2003
                                                                         ------------------------
NO. OF                            NUMBER OF     PERCENT      SQUARE        RENT         PERCENT OF
LOCATIONS     LOCATIONS         PROPERTIES(1)   LEASED       FEET(2)    ($000'S)(1)     TOTAL RENT
---------     ---------         -------------   ------       -------    -----------     ----------
 1            Ohio                    10          100%      3,429,888      11,522         12.11%
 2            South Carolina           9          100       3,060,143       8,682          9.12
 3            Florida                  7          100       1,708,303       8,308          8.73
 4            California               9          100       1,375,476       7,584          7.97
 5            Pennsylvania             8          100       1,835,355       7,374          7.75
 6            Arizona                  7          100         810,187       6,613          6.95
 7            Utah                     1          100         295,000       6,580          6.91
 8            Virginia                 7          100       1,067,373       6,428          6.75
 9            Michigan                10          100       2,012,135       5,317          5.59
10            Texas                    3          100         824,031       4,536          4.77
11            Illinois                 3          100         444,465       2,993          3.14
12            Oregon                   4          100         462,078       2,939          3.09
13            New Jersey               2          100         371,990       2,627          2.76
14            Connecticut              2          100         180,724       1,759          1.85
15            Massachusetts            2          100         183,698       1,726          1.81
16            Georgia                  3          100         283,358       1,617          1.70
17            Iowa                     2          100         607,468       1,000          1.05
18            Tennessee                3           70         349,107         986          1.04
19            Maryland                 4          100         317,843         909          0.96
20            North Carolina           2          100         269,814         879          0.92
21            Indiana                  1          100         193,000         822          0.86
22            Hawaii                   1          100          85,610         729          0.77
23            Kentucky                 1          100          81,744         724          0.76
24            Nevada                   2          100          67,453         452          0.47
25            Wisconsin                1          100          76,164         347          0.36
26            New York                 1          100          24,990         315          0.33
27            Washington               1          100          43,105         293          0.31
28            Louisiana                1          100          65,043         276          0.29
29            Oklahoma                 1          100          43,123         268          0.28
30            Minnesota                1          100          18,620         245          0.26
31            Alabama                  1          100          56,132         187          0.20
32            Canada                   1          100               -         136          0.14
              ------------------------------------------------------------------------------------
              TOTAL                  111         99.5%     20,643,420    $ 95,173        100.0%
              ------------------------------------------------------------------------------------

(1) Includes proportionate share of joint venture investments and rental revenue recognized from properties sold through date of sale.

(2)   Includes properties owned as of September 30, 2003.

                      LEXINGTON CORPORATE PROPERTIES TRUST
                         SUPPLEMENTAL REPORTING PACKAGE
              LEASE ROLLOVER SCHEDULE BY PROPERTY TYPE - CASH BASIS
                                    09/30/03

                  OFFICE                    INDUSTRIAL                    RETAIL
----------------------------------------------------------------------------------------
         CASH RENTAL    NET RENT     CASH RENTAL    NET RENT     CASH RENTAL    NET RENT
YEAR     REVENUE(1)        PSF       REVENUE(1)       PSF        REVENUE(1)       PSF
----------------------------------------------------------------------------------------
2003      $  1,742      $  10.60      $     --      $     --      $     --      $     --
2004         1,586         12.44            --            --            --            --
2005         6,225         15.94         1,701          3.01            --            --
2006         3,888         10.28         6,199          5.21         2,732          6.95
2007         5,254         14.24        10,739          5.51         1,991         24.28
2008         4,896         13.57            --            --         3,727         10.22
2009        14,947         16.37         1,857          3.07         2,418          6.89
2010        10,722         17.42         1,801          3.75            --            --
2011         9,211         20.78           536          4.67         1,096          5.48
2012         4,260         14.54         9,158          3.67            --            --
2013         7,991         11.64           412          6.34           226         13.50
2014            --            --         1,238          4.59           205          1.91
2015         7,300         12.66         1,587          9.49           469          6.15
2016         1,619         26.33         1,967          4.19            --            --
2017            --            --         1,286          3.89           115          2.23
2018            --            --         2,519          3.77           860          9.33
2019            --            --         3,417          4.48            --            --
2020         2,500         17.44         1,603          8.35            --            --
2021            --            --            --            --            --            --
2022            --            --            --            --            --            --
2023            --            --            --            --            --            --
2024            --            --            --            --           821         17.57

WTG. AVG.               $  15.42                    $   4.39                    $   8.23
                        ========                    ========                    ========

(1)   Includes proportionate share of joint venture investments.

                      LEXINGTON CORPORATE PROPERTIES TRUST
                         SUPPLEMENTAL REPORTING PACKAGE
                      LEASE ROLLOVER SCHEDULE - GAAP BASIS
                                    09/30/03
                                    ($000'S)

                                                                     PERCENTAGE OF
                                                        TOTAL           TOTAL
                                      NUMBER OF       ANNUALIZED      ANNUALIZED
YEAR                               LEASES EXPIRING     RENT (1)          RENT
----------------------------------------------------------------------------------
2003                                          1        $  1,742             1.3%
2004                                          3           1,652             1.2
2005                                          7           8,074             5.8
2006                                         14          14,142            10.2
2007                                          9          16,546            12.0
2008                                          9           7,982             5.8
2009                                         15          19,060            13.8
2010                                          8          11,762             8.5
2011                                          7          11,650             8.4
2012                                          9          12,174             8.8
2013                                          7           8,185             5.9
2014                                          3           1,447             1.0
2015                                          6           8,427             6.1
2016                                          3           3,304             2.4
2017                                          2           1,316             1.0
2018                                          3           3,098             2.2
2019                                          1           3,312             2.4
2020                                          2           3,864             2.8
2021                                         --              --              --
2022                                         --              --              --
2023                                         --              --              --
2024                                          1             632             0.4
                                   -----------------------------------------------
TOTAL                                       110        $138,369           100.0%
                                   -----------------------------------------------

(1)   Includes proportionate share of joint venture investments.

                      LEXINGTON CORPORATE PROPERTIES TRUST
                         SUPPLEMENTAL REPORTING PACKAGE
                           MORTGAGES AND NOTES PAYABLE
                                    09/30/03
                                    ($000'S)

                                                                            ESTIMATED
                                                                             ANNUAL
                                   DEBT        INTEREST                       DEBT         BALLOON
PROPERTY - FIXED RATE             BALANCE        RATE         MATURITY     SERVICE(k)      PAYMENT
--------------------------------------------------------------------------------------------------
Gainesville, GA (first)          $     71        13.000%      01-01-04      $     73      $     --
Oxon Hill, MD                         187         6.250       03-01-04           191            --
Bethesda, MD                        1,577         9.250       05-01-06           669            --
Warren, OH                         23,432         7.000       10-01-07         6,160            --
Bristol, PA                         9,753         7.400       02-01-08           831         9,262
Boca Raton, FL(j)                  15,275         5.250       03-01-08           802        15,275
Decatur, GA                         6,727         6.720       06-01-08           579         6,049
Phoenix, AZ                        14,307         7.890       06-05-08         1,434        12,591
Palm Beach Gardens, FL             11,384         7.010       06-15-08           970        10,418
Dubuque, IA                         7,376         4.890       08-01-08           513         6,588
Canton, OH                          3,343         7.150       08-11-08           313         2,936
Spartanburg, SC                     2,777         7.150       08-11-08           260         2,438
Hebron, KY                          5,357         7.000       10-23-08           451         4,935
Gainesville, GA (second)(i)           885         7.500       01-01-09           145            --
Ocala, FL                          13,122         7.250       02-01-09         1,332        10,700
Canton, OH                          1,637         9.490       02-28-09           388            --
Baton Rouge, LA                     1,915         7.375       03-01-09           208         1,478
Bristol, PA                         6,085         7.250       04-01-09           571         5,228
Livonia, MI                        11,045         7.800       04-01-09           992        10,236
Henderson, NC                       4,428         7.390       05-01-09           417         3,854
Westland, MI                        3,030        10.500       09-01-09           683            --
Salt Lake City, UT                 13,871         7.610       10-01-09         2,901            --
Richmond, VA                       16,508         8.100       02-01-10         1,511        15,257
Hampton, VA                         4,484         8.260       04-01-10           415         4,144
Hampton, VA                         7,311         8.270       04-01-10           677         6,758
Tampa, FL                           8,364         6.930       08-01-10           674         7,603
Tampa, FL                           6,051         6.880       08-01-10           485         5,495
Herndon, VA                        18,849         8.180       12-05-10         1,723        17,301
San Diego, CA                       4,275         7.500       01-01-11           411         3,420
Tucson, AZ                          2,455         7.500       01-01-11           226         2,076
Columbia, SC                        3,433         7.540       01-01-11           317         2,905
Valley Forge, PA                   13,138         7.120       02-10-11         1,166        10,927
Glendale, AZ                       14,812         7.400       04-01-11         1,258        13,365
Auburn Hills, MI                    7,231         7.010       06-01-11           637         5,918
Plymouth, MI                        4,801         7.960       07-01-11           463         3,949
Greenville, SC                     13,939         4.415       01-01-12           841        11,806

                      LEXINGTON CORPORATE PROPERTIES TRUST
                         SUPPLEMENTAL REPORTING PACKAGE
                           MORTGAGES AND NOTES PAYABLE
                                    09/30/03
                                    ($000'S)

                                                                            ESTIMATED
                                                                             ANNUAL
                                   DEBT        INTEREST                       DEBT         BALLOON
PROPERTY                          BALANCE        RATE         MATURITY     SERVICE(k)      PAYMENT
--------------------------------------------------------------------------------------------------
New Kingston, PA                    7,290         7.790       01-01-12           678         6,101
Mechanicsburg, PA                   5,382         7.780       01-01-12           500         4,503
New Kingston, PA                    3,474         7.780       01-01-12           323         2,906
Lake Forest, CA                    10,856         7.260       02-01-12           901         9,708
Groveport, OH (f)                   7,800         6.030       10-01-12           512         6,860
Plymouth, MI                       12,833         6.220       12-10-12         1,026        10,026
Dallas, TX                         21,452         7.490       12-31-12         2,020        16,030
Fort Mill, SC                      11,556         6.000       01-01-13           839         9,904
Lancaster, CA (first)              10,646         7.020       09-01-13           900         8,637
Lancaster, CA (second)              8,929         5.920       09-01-13           642         7,518
Knoxville, TN (g)                   5,310         5.950       09-01-13           381         4,496
Eau Claire, WI                      2,253         8.000       07-01-14           313           --
Franklin, NC                        1,981         8.500       04-01-15           263           --
Southborough, MA                    2,160         7.500       09-01-15           275           --
Danville, IL                        6,646         9.000       01-01-16           692         4,578
Dillon, SC                         12,186         7.900       12-01-16         1,263         5,273
Westmont, IL                       16,241         6.210       03-01-18         1,292         9,662
                                 --------      --------                     --------      --------
                                 $430,230         7.255%                    $ 44,507      $319,114
                                 --------      --------                     --------      --------

PROPERTY-VARIABLE RATE

Milpitas, CA (a) (e)             $ 16,176         4.089%      07-01-04      $  2,253      $ 14,456
Marlborough, MA (b)                 7,898         3.020%      08-01-05           494         7,439
Hebron, OH (c)                      9,512         3.375%      12-05-05           521         9,054
                                 --------      --------                     --------      --------
                                 $ 33,586         3.635%                    $  3,268      $ 30,949
                                 --------      --------                     --------      --------

CORPORATE

Warren, OH (d)                   $ 12,500         4.896%      10-01-07      $    621      $ 12,500
Credit Facility (h)                21,500         2.620%      08-01-06           571        21,500
                                 --------      --------                     --------      --------
                                 $ 34,000         3.457%                    $  1,192      $ 34,000
                                 --------      --------                     --------      --------
TOTAL                            $497,816         6.752%                    $ 48,967      $384,063
                                 ========      ========                     ========      ========

----------

(a)   Floating rate debt, 30 day LIBOR plus 297 bps.

(b)   Floating rate debt, 90 day LIBOR plus 190 bps.

(c)   Floating rate debt, 30 day LIBOR plus 225 bps.

(d)   Floating rate debt, 90 day LIBOR plus 375 bps.

(e)   All property cash flows are used for principal amortization.

(f) Interest only through April 2004, and $563 in annual debt service thereafter.

(g) Interest only through May 2003, and $381 in annual debt service thereafter.

(h)   Floating rate debt, 30/60/90 day LIBOR plus 150 to 250 bps.

(i) Mortgage is accrual only through 01/31/04. Commencing 02/01/04 annual debt service of $218 is due.

(j)   Interest only through maturity.

(k) For mortgages with less than twelve months to maturity, amounts represent remaining payments.

                      LEXINGTON CORPORATE PROPERTIES TRUST
                         SUPPLEMENTAL REPORTING PACKAGE
                                MORTGAGES PAYABLE
                                    09/30/03
                                    ($000'S)

                                                                           ESTIMATED
                                    DEBT       INTEREST                      ANNUAL        BALLOON
JOINT VENTURE PROPERTY            BALANCE        RATE         MATURITY    DEBT SERVICE     PAYMENT
--------------------------------------------------------------------------------------------------
Florence, SC(3)                  $  9,434       7.500%        02-01-09      $    869      $  8,443
Columbia, SC(1)                    24,451       7.850         10-01-09         2,196        22,586
Houston, TX(2)                     21,354       7.580         10-10-09         2,032        18,229
Fishers, IN(2)                     15,138       8.190         04-01-10         1,499        12,960
Herndon, VA(2)                     11,643       7.600         09-01-10         1,107         9,769
Lake Mary, FL(2)                   13,253       7.880         10-01-10         1,181        12,118
Lake Mary, FL(2)                   13,214       7.880         10-01-10         1,178        12,082
Irving, TX(2)                      26,590       8.160         10-01-10         2,432        24,454
Parsippany, NJ(2)                  41,076       7.350         03-01-11         3,472        37,047
Winchester, VA(2)                  10,789       7.330         08-01-11           908         9,675
Milford, OH(2)                     17,150       8.170         02-01-12         1,724        12,686
Temperance, MI(2)                  11,895       6.000         09-01-12           935         9,400
Laurens, SC(2)                     17,744       6.000         09-01-12         1,396        14,022
Farmington Hills, MI(2)            21,420       5.420         09-01-12         1,500        17,735
                                 --------       -----                       --------      --------
                                 $255,151       7.359%                      $ 22,429      $221,206
                                 ========       =====                       ========      ========

----------

1     The Company has a 40% economic interest in this property

2     The Company a 33 1/3% economic interest in this property

3     The Company has a 22.73% economic interest in this property

                      LEXINGTON CORPORATE PROPERTIES TRUST
                         SUPPLEMENTAL REPORTING PACKAGE
                             DEBT MATURITY SCHEDULE
                                    09/30/03
                                    ($000'S)

                             CONSOLIDATED PROPERTIES

                    Scheduled        Balloon           Balloon Weighted
                   Amortization     Payments(1)      Average Interest Rate
                   ------------     -----------      ---------------------
2003-remaining      $    4,911      $       --                    --
2004                    15,944          14,456(2)               4.09%
2005                    15,679          16,493(3)               3.21
2006                    16,101              --                    --
2007                    17,024          12,500(4)               4.90
                    ----------      ----------            ----------
                    $   69,659      $   43,449                  3.99%
                    ==========      ==========            ==========


               JOINT VENTURE PROPERTIES - LXP PROPORTIONATE SHARE

                    Scheduled        Balloon           Balloon Weighted
                   Amortization      Payments        Average Interest Rate
                   ------------      --------        ---------------------
2003-remaining      $      250               -                     -
2004                     1,195               -                     -
2005                     1,309               -                     -
2006                     1,414               -                     -
2007                     1,534               -                     -
                    ----------      ----------            ----------
                    $    5,702               -                     -
                    ==========      ==========            ==========

----------

(1)   Excludes line of credit borrowings.

(2)   Milpitas, CA property.

(3) Comprised of the Marlborough, MA property ($7,439) and Hebron, OH mortgages ($9,054).

(4)   Second mortgage on Warren, OH property.

                      LEXINGTON CORPORATE PROPERTIES TRUST
                         SUPPLEMENTAL REPORTING PACKAGE
                           REVENUE BY TENANT INDUSTRY
                                    09/30/03

                                                               PERCENTAGE OF HISTORICAL
TENANT INDUSTRY                                                   9 MONTHS RENT (1)
---------------------------------------------------------------------------------------
Finance/Insurance                                                        10.9%
Retail-Department/ Discount Store                                        10.2
Transportation/Logistics                                                  9.4
Energy                                                                    7.8
Healthcare                                                                7.3
Technology                                                                6.7
Telecommunications                                                        5.8
Retail-Specialty                                                          5.5
Aerospace/Defense                                                         5.3
Food                                                                      4.8
Automotive                                                                4.5
Retail-Electronics                                                        3.7
Construction Materials                                                    3.6
Media/Advertising                                                         3.0
Consumer Products                                                         2.8
Health/Fitness                                                            2.5
Apparel                                                                   1.9
Printing/Production                                                       1.7
Security                                                                  1.7
Paper/Containers/Packaging                                                0.9
                                                                      -------
                                                                        100.0%
                                                                      =======

(1) Includes proportionate share of joint venture investments and rental revenue recognized from properties sold through date of sale.

                      LEXINGTON CORPORATE PROPERTIES TRUST
                         SUPPLEMENTAL REPORTING PACKAGE
                               OTHER REVENUE DATA
                                    09/30/03


                                                   HISTORICAL
                                                 9-MONTHS RENT
REVENUE BY PROPERTY TYPE                          ($000'S)(1)         PERCENTAGE
--------------------------------------------------------------------------------
Office                                              $ 54,484               57.2%
Industrial                                            30,455               32.0
Retail                                                10,234               10.8
                                                    --------           --------
                                                    $ 95,173              100.0%
                                                    ========           ========
REVENUE BY CREDIT RATING(2)
Investment Grade                                    $ 37,987               39.9%
Non Investment Grade                                  19,611               20.6
Unrated                                               37,575               39.5
                                                    --------           --------
                                                    $ 95,173              100.0%
                                                    ========           ========

                                                                                              PERCENTAGE OF
                                                                                               RENT FOR 9
                                                    NUMBER OF                                    MONTHS
TOP 15 TENANTS/GUARANTORS                          PROPERTIES        PROPERTY TYPE           ENDED 09/30/03
-----------------------------------------------------------------------------------------------------------
Kmart Corporation                                       1            Industrial                    7.0%
Northwest Pipeline Corp.                                1            Office                        6.9
Exel Logistics, Inc.(NFC plc)                           4            Industrial                    3.8
Honeywell, Inc.                                         3            Office                        3.4
Circuit City Stores, Inc.                               4            Office(1)/Retail(3)           2.8
Owens Corning                                           4            Industrial                    2.8
VarTec Telecom, Inc.                                    1            Office                        2.7
Michaels Stores, Inc.                                   1            Industrial                    2.6
Bally Total Fitness Corp.                               5            Retail                        2.5
Aventis Pharmaceuticals, Inc.                           1            Office                        2.2
Blue Cross Blue Shield of South Carolina Inc.           1            Office                        2.2
Quest Diagnostics, Inc.                                 1            Office                        2.0
Artesyn North America, Inc. (Balfour Beatty PLC)        1            Office                        2.0
North American Van Lines (SIRVA, Inc.)                  1            Office                        2.0
Wells Fargo Home Mortgage, Inc.                         1            Office                        2.0
                                                        -                                         ----
                                                       30                                         46.9%
                                                       ==                                         ====

(1) Includes proportionate share of joint venture investments and rental revenue recognized from properties sold through the date of sale.

(2)   As of October 22, 2003.